UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

CARE CAPITAL PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 2.02.          Results of Operations and Financial Condition.

On May 9, 2017, Care Capital Properties, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2017.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 9.01.          Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:
Exhibit
Number	Description

99.1	Press release issued by the Company on May 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date:	May 9, 2017	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on May 9, 2017.

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